UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 15, 2014
(Date of earliest event reported)
DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666
Florida (State or other jurisdiction of incorporation)	59-3305930 (IRS Employer Identification No.)

1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)

(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

EXPLANATORY NOTE

This amendment amends and restates in its entirety Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2014 (the “Original Form 8-K”). The Asset and Stock Purchase Agreement attached to the Original Form 8-K as Exhibit 2.1 contained certain formatting and conversion errors that occurred during the EDGARization process. The attached Exhibit 2.1 has been reformatted to correct those issues.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
2.1	Asset and Stock Purchase Agreement, dated as of May 15, 2014, by and between Darden Restaurants, Inc. and RL Acquisition LLC*

* Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Darden hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.
Date: May 23, 2014
	By:	/s/ Anthony G. Morrow

	Name:	Anthony G. Morrow
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset and Stock Purchase Agreement, dated as of May 15, 2014, by and between Darden Restaurants, Inc. and RL Acquisition LLC*

* Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Darden hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.